Exhibit 10.12

CONSENT AND SECOND AMENDMENT TO

FIRST AMENDED AND RESTATED

CREDIT AGREEMENT

This Consent and Second Amendment to First Amended and Restated Credit Agreement (“Amendment”), dated as of February 12, 2021, is made by and among HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, “Agent”), the Lenders (as defined in the Credit Agreement, as defined below), and ALLIED MOTION TECHNOLOGIES INC. (“Allied Inc.”) and ALLIED MOTION TECHNOLOGIES B.V. (“Allied B.V.” and collectively with Allied Inc., the “Borrowers”).

Statement of the Premises

The Agent, the Lenders, the Borrowers, HSBC Securities (USA) Inc., KeyBank National Association and Wells Fargo Bank, National Association, as joint lead arrangers, have previously entered into a First Amended and Restated Credit Agreement dated as of February 12, 2020 as amended by a First Amendment to First Amended and Restated Credit Agreement dated as of March 6, 2020 (the “Credit Agreement”).  All capitalized terms not otherwise defined in this Amendment have the meanings given them in the Credit Agreement.

The Borrowers have advised the Agent and the Lenders that the Borrowers have already and will be undergoing certain corporate restructurings that will result in the dissolution of certain dormant entities or merger of certain entities, each of which have no operating assets or liabilities (the “Restructuring”).

In connection with the Restructuring, the Borrowers have requested that the Agent and the Lenders agree to amend certain terms set forth in the Credit Agreement.

The Borrowers have also requested that the Agent and the Lenders amend the Credit Agreement to allow for intercompany loans among Affiliates who are not Loan Parties.

The Agent and the Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, and of the loans or other extensions of credit heretofore, now or hereafter made by the Lenders to, or for the benefit of, the Borrowers, the parties hereto agree as follows:

1.Conditions Precedent to this Amendment.  This Amendment shall be effective as of the date first written above once the following conditions precedent are satisfied:
1.1Amendment Documentation.  The Agent shall have received an original of this Amendment executed by the Borrowers and the Required Lenders.
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1.2No Default.  As of the date hereof, no Default or Event of Default shall have occurred and be continuing except as arising in connection with the Permitted Restructuring (as defined below).
1.3Representations and Warranties.  The representations and warranties contained in the Credit Agreement shall be true, correct and complete as of the date hereof as though made on such date, except to the extent such representations and warranties are expressly limited to a specific date and except as arising in connection with the Permitted Restructuring.
2.Amendments.  The Credit Agreement is hereby amended as follows:
(a)The following definitions in Section 1.01 of the Credit Agreement are deleted:

“AMOT I”

“AMOT II”

“AMOT III”

(b)The definition of “US Guarantors” in Section 1.01 of the Credit Agreement is deleted and replaced with the following:

“US Guarantors” means collectively, Allied Corp., Emoteq, MPC, Stature, Globe Inc. and TCI.

(c)The following is added at the end of the definition of “Subsidiaries” in Section 1.01 of the Credit Agreement:

For purposes of this Agreement, a Subsidiary of the Company or other Loan Party, as applicable, shall be deemed a “Subsidiary” on the date of formation and shall cease to be deemed a “Subsidiary” on the date of merger, dissolution, liquidation or consolidation, as applicable, in accordance with the terms of this Agreement.

(d)Section 5.13 of the Credit Agreement is deleted and replaced with the following:

5.13 Subsidiaries; Equity Interest.  Except for Subsidiaries (including equity interests in Subsidiaries) acquired or disposed of after the date hereof and disclosed in writing by the Company to the Administrative Agent on a quarterly basis, no Loan Party has any Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13, and all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by such Loan Party in the amounts specified on Part (a) of Schedule 5.13 free and clear of all Liens except for Permitted Liens.  Except for investments that are part of the Company’s supplemental executive retirement plan or the Company’s deferred compensation plan, and except for Subsidiaries (including equity interests in Subsidiaries) acquired or disposed of after the date hereof and disclosed in writing

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by the Company to the Administrative Agent on a quarterly basis, the Loan Parties have no equity investments in any other corporation or entity other than those specifically disclosed in Part (b) of Schedule 5.13.  All of the outstanding Equity Interests in the Loan Parties described in Part (b) of Schedule 5.13 have been validly issued and are fully paid and nonassessable.

(e)Section 5.21 of the Credit Agreement is deleted and replaced with the following:

5.21 Bank Accounts.  Except as disclosed in writing to the Agent on a quarterly basis (i) Schedule 5.21 lists all banks and other financial institutions (other than HSBC Bank USA, National Association) at which each Loan Party and each of its Subsidiaries maintains deposits and/or other accounts, and (ii) such Schedule correctly identifies the name and address of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number.

(f)Section 6.05 of the Credit Agreement is deleted and replaced with the following:

6.05 Preservation of Existence, Etc.  Preserve, renew and maintain in full force and effect its legal existence, if applicable, and good standing under the Laws of the jurisdiction of its organization (provided that any Subsidiary may merge, dissolve, liquidate or consolidate with or into another Person, subject to Article VII of this Agreement); (b) take all action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the nonpreservation of which could reasonably be expected to have a Material Adverse Effect.

(g)Section 7.03 of the Credit Agreement (entitled “Indebtedness”) is amended so that Subsection (g) thereof is deleted and replaced with the following:

“(g) Any Indebtedness owing by a Subsidiary that is not a Loan Party to another Subsidiary.”

(h)Schedule 5.13 to the Credit Agreement is deleted and replaced with Schedule 5.13 attached hereto.
(i)Schedule 5.17 to the Credit Agreement is deleted and replaced with Schedule 5.17 attached hereto.
3.Waiver and Consent.  Agent and Lenders hereby consent and agree to (a) the dissolution of each of the Allied Motion Industrial Automation, Inc.; Allied Motion Process Instrumentation Corporation; Computer Optical Products, Inc.; Motor Products-Ohio Corporation; Owosso – Delaware, Inc.; Allied Motion Systems Corporation; Allied Motion Control Corporation; and Östergrens Elmotor GmbH, (b) the merger of each of AMOT I, AMOT II and

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AMOT III with and into Stature and (c) the transfer of shares in Globe Motors de Mexico SA de CV and Allied Motion Portugal, Lda. from Allied Motion Control Corporation to Emoteq (the actions described in (a)-(c) being the “Permitted Restructuring”), and hereby waive any Default, Event of Default and breach of representation, warranty and covenant arising from all and/or any portion of the Permitted Restructuring.
4.Reaffirmations.  The Borrowers hereby acknowledge and reaffirm the execution and delivery of the Security Documents to which they are parties and agree that such Security Documents shall continue in full force and effect and continue to secure the Obligations, including all indebtedness of the Borrowers to the Agent, the Lenders and the Issuing Bank arising under or in connection with the Credit Agreement, as amended hereby, and any renewal, extension or modification thereof.
5.Representations and Warranties.  Each Borrower makes the following representations and warranties to the Agent and the Lenders which shall be deemed to be continuing representations and warranties so long as any Obligations, including indebtedness of either Borrower to Agent or the Lenders arising under the Credit Agreement or any Loan Documents, remain unpaid:
(a)Authorization.  Such Borrower has full power and authority to execute, deliver and perform this Amendment, which has been duly authorized by all proper and necessary action.  The execution and delivery of this Amendment by such Borrower will not violate the provisions of, or cause a default under, such Borrower’s Organizational Documents or any agreement to which such Borrower is a party or by which it or its assets are bound.
(b)Binding Effect.  This Amendment has been duly executed and delivered by such Borrower and constitutes the legal, valid and binding obligation of such Borrower enforceable in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws.
(c)Consents; Governmental Approvals.  No consent, approval or authorization of, or registration, declaration or filing with, any governmental body or authority or any other party is required in connection with the valid execution, delivery or performance of this Amendment or any other document executed and delivered herewith or in connection with any other transactions contemplated hereby.
(d)No Events of Default.  There is, on the date hereof, no event or condition which constitutes an Event of Default under any of the Loan Documents or which, with notice and/or the passage of time, would constitute an Event of Default, except in each case as arising in connection with the Permitted Restructuring.
(e)No Material Misstatements.  Neither this Amendment nor any document delivered to the Agent or the Lenders by or on behalf of such Borrower to induce the Agent and the Lenders to enter into this Amendment or otherwise in connection with this Amendment contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances in which they were made.
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(f)Credit Agreement.  The representations and warranties of such Borrower set forth in Article 5 of the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date, except for any inaccuracy or breach arising in connection with the Permitted Restructuring.
6.Conditions of Effectiveness.  This Amendment shall become effective when and only when the Agent shall have received counterparts of this Amendment executed by the Borrowers, the Agent and the Required Lenders.
7.Reference to and Effect on Loan Documents.
(a)Upon the effectiveness hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(b)The Credit Agreement, as amended by this Amendment, represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof.  This Amendment supersedes all prior negotiations and any course of dealing between the parties with respect to the subject matter hereof.  This Amendment shall be binding upon each Borrower and its successors and assigns, and shall inure to the benefit of, and be enforceable by, the Agent, the Lenders and each of their successors and assigns.  The Credit Agreement, as amended hereby, is in full force and effect and, as so amended, is hereby ratified and reaffirmed in its entirety.  Each Borrower acknowledges and agrees that the Credit Agreement (as amended by this Amendment) and all other Loan Documents to which such Borrower is a party are in full force and effect, that such Borrower’s obligations thereunder and under this Amendment are its legal, valid and binding obligations, enforceable against it in accordance with the terms thereof and hereof, and that such Borrower has no defense, whether legal or equitable, setoff or counterclaim to the payment and performance of such obligations.
(c)Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
8.Costs and Expenses.  Borrowers agree to pay on demand all costs and expenses of the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment, including the fees and out-of-pocket expenses of counsel for the Agent and the Lenders.
9.Governing Law.  This Amendment shall be governed and construed in accordance with the laws of the State of New York without regard to any conflicts-of-laws rules which would require the application of the laws of any other jurisdiction.
10.Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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11.Execution in Counterparts.  This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement.  This Amendment, to the extent signed and delivered by means of a facsimile machine or e-mail scanned image, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties.  No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or e-mail scanned image to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or by e-mail as a defense to the formation of a contract and each party forever waives such defense.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective representatives thereunto duly authorized, as of the date first above written.

ALLIED MOTION TECHNOLOGIES INC.

By:/s/ Michael R. Leach

Name:Michael R. Leach

Title:Chief Financial Officer

ALLIED MOTION TECHNOLOGIES B.V.

By:  /s/ H. R. Nugteren

Name: H. R. Nugteren

Title:Director

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[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT:

HSBC BANK USA, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

By:  /s/ Ershad Sattar

Name: Ershad Sattar

Title:VP

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[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

LENDERS:

HSBC BANK USA, NATIONAL ASSOCIATION, AS LENDER, L/C ISSUER

By:  /s/ Alex Caldiero

Name: Alex Caldiero

Title:Vice President, Global Relationship Manager

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[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

KEYBANK NATIONAL ASSOCIATION

By: /s/ Mark F. Wachowiak

Name:Mark F. Wachowiak

Title:SVP

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[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Joseph Wild

Name:Joseph Wild

Title:Vice President

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[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

CITIZENS BANK, N.A.

By: /s/ Ed Mielcarek

Name:Ed Mielcarek

Title:Sr. Vice President

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[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, NA, AS A LENDER

By: /s/ Elizabeth A. Jordan

Name: Elizabeth A. Jordan

Title: Authorized Officer

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[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]